UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2011

Asure Software, Inc.
(Exact name of registrant as specified in its charter)

DE	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Wild Basin Rd., Suite 100, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   512-437-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2011 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure

Additionally, the Registrant announced it will be presenting at upcoming industry and investory community conferences.  A copy of this presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1.       Press release dated November 8, 2011

Exhibit 99.2.       Asure Software Investor Presentation to be first shared with investors on November 8, 2011at 5PM, EST.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asure Software, Inc.

Date: November 8, 2011	By:	/s/ DAVID SCOGLIO
David Scoglio
CFO

Exhibit Index
99.1           Press release dated November 8, 2011
99.2           Asure Software Investor Presentation to be first shared with investors on November 8, 2011at 5PM, EST.